EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

We prepared the following unaudited pro forma condensed consolidated financial statements by applying certain pro forma adjustments to the historical consolidated financial statements of WPX Energy, Inc. The pro forma adjustments give effect to the probable disposition of our operations in the Powder River Basin (“Disposition”). It is anticipated that these operations will qualify as discontinued operations and as a result would be reclassified from income (loss) from continuing operations to discontinued operations in accordance with the provisions of “Presentation of Financial Statements” in the Accounting Standards Codification in future filings.

These pro forma condensed consolidated financial statements include adjustments for the Powder River Basin disposition because we believe the disposition is probable under the standards of Rule 11-01 of Regulation S-X.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 and for the six months ended June 30, 2014 give effect to the reclassification of the results of the Powder River Basin from continuing operations. The unaudited pro forma condensed balance sheet as of June 30, 2014 assumes the transaction occurred on June 30, 2014.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only to reflect the Disposition and do not represent what our results of operations or financial position would actually have been had the Disposition occurred on the dates noted above, or project our results of operations or financial position for any future periods. The unaudited pro forma condensed consolidated financial statements are intended to provide information about the continuing impact of the Disposition as if it had been consummated earlier and do not represent any conclusions about whether such operations of the Powder River Basin will be reported as discontinued operations. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have a continuing impact on our results of operations. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed consolidated financial statements have been made.

WPX Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2014

	WPX Energy Inc. – As Reported	Disposition (a)	Pro forma
	(In millions) (Unaudited)
Assets
Current assets:
Cash and cash equivalents	$105	$155	$260
Accounts receivable, net of allowance	502	—	502
Deferred income taxes	58	—	58
Derivative assets	47	—	47
Inventories	81	(1)	80
Margin deposits	49	—	49
Other	35	—	35

Total current assets	877	154	1,031
Investments	151	(17)	134
Properties and equipment (successful efforts method of accounting)	11,808	(171)	11,637
Less – accumulated depreciation, depletion and amortization	(4,870)	8	(4,862)

Properties and equipment, net	6,938	(163)	6,775
Derivative assets	13	—	13
Other noncurrent assets	39	—	39

Total assets	$8,018	$(26)	$7,992

Liabilities and Equity
Current liabilities:
Accounts payable	$684	$—	$684
Accrued and other current liabilities	178	(3)	175
Customer margin deposits payable	7	—	7
Derivative liabilities	144	—	144

Total current liabilities	1,013	(3)	1,010
Deferred income taxes	718	—	718
Long-term debt	1,794	—	1,794
Derivative liabilities	8	—	8
Asset retirement obligations	317	(47)	270
Other noncurrent liabilities	44	—	44
Equity:
Stockholders’ equity:
Preferred stock	—	—	—
Common stock	2	—	2
Additional paid-in-capital	5,544	—	5,544
Accumulated deficit	(1,525)	24	(1,501)
Accumulated other comprehensive income (loss)	(1)	—	(1)

Total stockholders’ equity	4,020	24	4,044
Noncontrolling interests in consolidated subsidiaries	104	—	104

Total equity	4,124	24	4,148

Total liabilities and equity	$8,018	$(26)	$7,992

WPX Energy, Inc.

Pro Forma Condensed Consolidated Statement of Operations

	For the Six Months Ended June 30, 2014
	WPX Energy Inc. – As Reported	Disposition (b)	Pro forma
	(In millions, except per share amounts)
	(Unaudited)
Revenues:
Product revenues:
Natural gas sales	$701	$(110)	$591
Oil and condensate sales	398		398
Natural gas liquid sales	116		116

Total product revenues	1,215	(110)	1,105
Gas management	792	—	792
Net gain (loss) on derivatives not designated as hedges	(212)	—	(212)
Other	6	—	6

Total revenues	1,801	(110)	1,691
Costs and expenses:
Lease and facility operating	156	(21)	135
Gathering, processing and transportation	203	(35)	168
Taxes other than income	89	(8)	81
Gas management, including charges for unutilized pipeline capacity	624	—	624
Exploration	72	—	72
Depreciation, depletion and amortization	422	(8)	414
Loss on sale of working interests in the Piceance Basin	195	—	195
General and administrative	146	(2)	144
Other—net	6	—	6

Total costs and expenses	1,913	(74)	1,839

Operating income (loss)	(112)	(36)	(148)
Interest expense	(57)	—	(57)
Interest capitalized	1	(1)	—
Investment income and other	9	(2)	7

Income (loss) from continuing operations before income taxes	(159)	(39)	(198)
Provision (benefit) for income taxes	(45)	(14)	(59)

Income (loss) from continuing operations	(114)	(25)	(139)
Less: Net income (loss) attributable to noncontrolling interests	3	—	3

Net income (loss) attributable to WPX Energy, Inc.	$(117)	$(25)	$(142)

Amounts attributable to WPX Energy, Inc.:
Basic and Diluted Earnings (loss) per common share attributable to WPX Energy, Inc.:	$(0.58)		$(0.70)
Weighted-average shares	202.1		202.1

WPX Energy, Inc.

Pro Forma Condensed Consolidated Statement of Operations

	For the Year Ended December 31, 2013
	WPX Energy Inc. – As Reported	Disposition (b)	Pro forma
	(In millions, except per share amounts)
	(Unaudited)
Revenues:
Product revenues:
Natural gas sales	$1,093	$(178)	$915
Oil and condensate sales	649	—	649
Natural gas liquid sales	230	—	230

Total product revenues	1,972	(178)	1,794
Gas management	891	—	891
Net gain (loss) on derivatives not designated as hedges	(124)	—	(124)
Other	22	—	22

Total revenues	2,761	(178)	2,583
Costs and expenses:
Lease and facility operating	308	(44)	264
Gathering, processing and transportation	433	(80)	353
Taxes other than income	141	(15)	126
Gas management, including charges for unutilized pipeline capacity	931	—	931
Exploration	431	(1)	430
Depreciation, depletion and amortization	940	(48)	892
Impairment of producing properties and costs of acquired unproved reserves	1,055	(192)	863
Gain on sale of Powder River Basin deep rights leasehold	(36)	36	—
General and administrative	289	(6)	283
Other—net	17	(5)	12

Total costs and expenses	4,509	(355)	4,154

Operating income (loss)	(1,748)	177	(1,571)
Interest expense	(108)	—	(108)
Interest capitalized	5	(4)	1
Investment income, impairment of equity method investment and other	5	(4)	1

Income (loss) from continuing operations before income taxes	(1,846)	169	(1,677)
Provision (benefit) for income taxes	(655)	62	(593)

Income (loss) from continuing operations	(1,191)	107	(1,084)
Less: Net income (loss) attributable to noncontrolling interests	(6)	—	(6)

Net income (loss) attributable to WPX Energy, Inc.	$(1,185)	$107	$(1,078)

Amounts attributable to WPX Energy, Inc.:
Basic and Diluted Earnings (loss) per common share attributable to WPX Energy, Inc.:	$(5.91)		$(5.38)
Weighted-average shares	200.5		200.5

WPX Energy, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

Note 1. Pro Forma Adjustments and Assumptions

Details of the adjustments are as follows:

(a)	Assumes receipt of $155 million of cash on June 30, 2014 for the assets and liabilities of Powder River operations that are part of the probable Disposition. The $155 million purchase price does not assume any closing adjustments. The other amounts presented are the adjustments necessary to reflect the removal of the Powder River Basin assets and liabilities that are part of the Disposition from our consolidated historical financial statements.
(b)	Amounts presented are the adjustments necessary to reflect the removal of the results of operations of the Powder River Basin from our consolidated historical financial statements.